SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2003

CARDIAC SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19567	33-0465681
(Commission File No.)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, CA 92614

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(949) 797-3800

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 17, 2003, Cardiac Science, Inc., issued a press release announcing the consummation of a private placement of the Company’s Common Stock to certain domestic and international accredited institutional investors.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits:

99.1    Press Release dated September 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARDIAC SCIENCE, INC.

By:     /s/   RAYMOND W. COHEN

Raymond W. Cohen,

President and Chief Executive Officer

Dated: September 17, 2003